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                                                                     EXHIBIT 1.2

                       MFS Communications Company, Inc.

                               5,600,000 Shares

                                 Common Stock
                               ($.01 par value)

                     International Underwriting Agreement

                                                            New York, New York

                                                            ____________, 1996

Salomon Brothers International Limited
Goldman Sachs International
Bear, Stearns International Limited
Smith Barney Inc.
UBS Limited
As Representatives of the several Underwriters, c/o Salomon Brothers International Limited
Victoria Plaza
111 Buckingham Palace Road
London SW1W OSB England

Dear Sirs:

          MFS Communications Company, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "International Underwriters"), for whom you (the "Representatives") are acting as representatives, 5,600,000 shares of Common Stock, $.01 par value ("Common Stock") of the Company, plus all Additional Securities (as hereinafter defined), if any, (said shares to be issued and sold by the Company being hereinafter called the "International Securities").

          It is understood that the Company is concurrently entering into a U.S. Underwriting Agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company of an aggregate of 22,400,000 shares of Common Stock (said shares to be sold by the Company pursuant to the U.S. Underwriting Agreement being hereinafter called the "U.S. Securities," and, together with the International Securities, the "Securities"), in the United States and Canada through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") for whom Salomon Brothers Inc, Goldman, Sachs

& Co., Bear, Stearns & Co. Inc., Smith Barney Inc. and UBS Securities LLC are acting as representatives (the "U.S. Representatives"). It is further understood and agreed that the U.S. Underwriters and the International Underwriters have entered into an Agreement Between U.S. Underwriters and International Underwriters dated the date hereof (the "Agreement Between U.S. Underwriters and International Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to the U.S. Underwriting Agreement and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to the International Underwriting Agreement.

          1.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to, and agrees with, each International Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph
(d) hereof.

          (a) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 333-4395) on such Form for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including preliminary prospectuses, each of which has previously been furnished to you. Such registration statement, as so amended has become effective. The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectuses with respect to the Securities and the offering thereof. As filed, such amendment shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent to the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) It is understood that two forms of prospectuses are to be used in connection with the offering and sale of the Securities: one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons, and one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons. Such form of prospectus relating to the U.S. Securities as first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date, is hereinafter called the "U.S. Prospectus"; such form of prospectus relating to the International Securities as first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is made, such form of prospectus

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     included in the Registration Statement at the Effective Date, is
     hereinafter called the "International Prospectus"; and the U.S. Prospectus and the International Prospectus are hereinafter collectively called the "Prospectuses".

          (c) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined), each Prospectus will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, each Prospectus will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the Company makes no representations or warranties as to the
     -------
     information contained in or omitted from the Registration Statement or the Prospectuses in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectuses.

          (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. The "U.S. Preliminary Prospectus" and the "International Preliminary Prospectus", respectively, shall mean any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, referred to in paragraph (a) above and any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, included in the Registration Statement at the Effective Date that omits Rule 430A Information; and the U.S. Preliminary Prospectus and the International Preliminary Prospectus are hereinafter collectively called the "Preliminary Prospectuses". "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A

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

     Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement or the Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
     Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Prospectuses, as the case may be; and any reference herein to the terms "amend" or "amendment" with respect to the Registration Statement or the Prospectuses shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Prospectuses, as the case may be, deemed to be incorporated therein by reference. "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          (e) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body that prevents the issuance of the Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus, or suspends the sale of the Securities in any jurisdiction referred to in Section 5(a)(v) below; provided, however, that to the extent this representation relates to state securities or "blue sky" laws and laws of jurisdictions other than the United States and its political subdivisions, it shall be limited to the knowledge of the Company. No injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued and served on the Company or any Subsidiary with respect to the Company or any Subsidiary (as defined in paragraph (g) below) that would prevent or suspend the issuance or sale of the Securities, the effectiveness of the Registration Statement, or the use of any Preliminary Prospectus in any jurisdiction referred to in Section 5(a)(v) below.

          (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as set forth in the Prospectuses, neither the Company nor any subsidiary has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business, and there has not been, singularly or in the aggregate, any material adverse change, in the

                                       4
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     properties, business, results of operations, financial condition, affairs or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Change"). Without limiting the foregoing, neither the Company nor any subsidiary has sustained since the date of the latest audited financial statements included in the Prospectuses any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses; and, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as set forth in the Prospectuses, there has not been any material change in the capital stock or long-term debt of the Company or any Significant Subsidiary (as hereinafter defined).

          (g) The subsidiaries of the Company listed on Exhibit A hereto (individually a "Significant Subsidiary" and collectively, the "Significant Subsidiaries") are the "Significant Subsidiaries" of the Company (within the meaning of Rule 405 under the Act). Each of the Company and the Significant Subsidiaries (x) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, (y) has the requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Prospectuses, and to own, lease and operate its properties and (z) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where any failure to be so qualified would not, singularly or when aggregated with failures to be qualified elsewhere, have a material adverse effect on the properties, business, results of operations, financial condition, affairs or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has the requisite power and authority to authorize the offering of the Securities, to execute, deliver and perform this Agreement and to issue, sell and deliver the Securities.

          (h) The Company has an authorized capitalization as set forth in the Prospectuses, and all of the issued shares of capital stock of the Company have been duly and validly authorized and are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectuses. All of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and except as set forth or contemplated in the Prospectuses, are owned, directly or indirectly, by the Company, free and clear of any lien. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any newly issued shares of the capital stock of the Company or shares of capital stock of any Significant Subsidiary, except as set forth or contemplated in the Prospectuses.

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

          (i) The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and to issue and deliver the Securities.

          (j) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability of any indemnification or contribution provisions may be limited by public policy.

          (k) The Securities have been duly authorized, and, when issued and delivered by the Company and duly paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights.

          (l) The execution and delivery of this Agreement, the issuance and sale of the Securities, the performance by the Company of this Agreement and the consummation of the other transactions herein contemplated will not
     (x) conflict with or result in a breach or violation of any of the respective charters or by-laws of the Company or any Significant Subsidiary or (y) conflict with or result in a breach or violation of any term or provision of, constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which it or any of them is bound, or to which any properties of the Company or any subsidiary is or may be subject, or
     (z) contravene any order of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any subsidiary, or any of their respective properties. No authorization, approval or consent or order of, or filing, registration or qualification with, any court or governmental body or agency is required in connection with the transactions contemplated by this Agreement, except as may be required by and made with or obtained from the National Association of Securities Dealers, Inc. (the "NASD") or state securities laws or regulations or as have been obtained and made under the Act or such as have been obtained.

          (m) There is no action, suit or proceeding before or by any court, arbitrator or governmental official, agency or body, domestic or foreign, pending against or affecting the Company or any subsidiary, or any of their respective properties, that is required to be disclosed in the Prospectuses and is not so disclosed, or that, if determined adversely, is reasonably expected to affect adversely the issuance of the Securities or in any manner draw into question the validity of this Agreement or the Securities or to result, singularly

                                       6
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     or when aggregated with other pending actions and actions known to be threatened, in a Material Adverse Effect, or that is reasonably expected to materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No contract or document of a character required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement is not so described or filed.

          (n) Neither the Company nor any subsidiary is or after giving effect to the issuance of the Securities will be (i) in violation of its respective charter or bylaws or (ii) in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any Subsidiary is a party or by which any of them is bound, or to which any of the property or assets of the Company or any subsidiary is subject, other than such defaults that could not, singularly or in the aggregate, have a Material Adverse Effect.

          (o) The firm of accountants that has certified or shall certify the applicable consolidated financial statements and supporting schedules of the Company filed or to be filed as part of the Registration Statement or the Prospectuses are independent public accountants with respect to the Company and its subsidiaries, as required by the Act. The consolidated historical statements and any pro forma information, together with related
                                   --- -----
     schedules and notes, if any, included in the Registration Statement or the Prospectuses comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present the consolidated financial position of the Company and its subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles ("GAAP"), except as otherwise expressly stated therein, as consistently applied throughout such periods. Such pro forma information has been prepared on a basis
                         --- -----
     consistent with such historical financial statements, except for the pro
                                                                          ---
     forma adjustments specified therein, and gives effect to assumptions made
     -----
     on a reasonable basis and fairly presents and gives effect to the transactions described therein pertaining to such pro forma information.
                                                       --- -----
     The other financial and statistical information and data included in the Prospectuses and in the Registration Statement, historical and pro forma,
                                                                    --- -----
     are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (p) Each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its

                                       7
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     properties and assets and to conduct its business in the manner described in the Prospectuses, except to the extent that the failure to obtain or file any such Authorizations would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such Authorizations are in full force and effect with respect to the Company and the Subsidiaries, and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

          (q) Except as disclosed in the Prospectuses, no holder of any security of the Company has or will have any right to require the registration of such security by virtue the filing of the Registration Statement or any transactions contemplated by this Agreement other than any such right that has been expressly waived in writing. No holder of any of the outstanding shares of capital stock of the Company or other person is entitled to preemptive or other rights to subscribe for the Securities.

          (r) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.


          2.   Purchase and Sale.
               -----------------

          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of $____ per share (the "Purchase Price"), the amount of the International Securities set forth opposite such International Underwriter's name in Schedule I hereto.

          (b) The Company hereby grants to the International Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments, all or any portion of 4,200,000 additional shares of Common Stock (the "Additional Securities") for a period of thirty (30) days from the date hereof at the Purchase Price. Additional Securities shall be purchased, severally and not jointly, for the several International Underwriters in proportion to the number of Securities set forth beside such International Underwriter's name in Schedule I to this Agreement, except that the

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     purchase obligations of each Underwriter shall be adjusted by the
     Representatives so that no Underwriter shall be required to purchase fractional Additional Securities.

          3.   Delivery and Payment.  Delivery of and payment for the
               --------------------
International Securities shall be made at 10:00 a.m., New York City time, on _________, 1996, or such later date (not later than ______, 1996) as the International Representatives shall designate, which date and time may be postponed by agreement among the International Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the International Securities being herein called the "Closing Date"). Delivery of the International Securities shall be made to the International Representatives for the respective accounts of the several International Underwriters against payment by the several International Underwriters through the International Representatives of the respective aggregate purchase prices of the International Securities being sold by the Company to or upon the order of the Company by certified or official bank check or checks drawn in Federal or similar same day funds. Delivery of the International Securities shall be made at such location as the International Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for such International Securities shall be made at the office of Willkie Farr & Gallagher, 153 East 53rd Street, New York New York. Certificates for the International Securities shall be registered in such names and in such denominations as the International Representatives may request not less than two full business days in advance of the Closing Date.

     The over-allotment option may be exercised during the term thereof by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, the name or names in which the certificates for such Additional Securities are to be registered, the authorized denominations in which such Additional Securities are to be issued, and the time and date, as determined by the International Representatives, when such Additional Securities are to be delivered (an "Additional Closing Date"); provided, however, that no Additional Closing Date shall be earlier than the Closing Date nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given nor later than the eighth business day after the date on which such notice shall have been given. Delivery and payment for such Additional Securities is to be at the offices set forth above for delivery and payment of the Securities. The Closing Date and any Additional Closing Date are individually referred to as a "Closing Date" and collectively referred to as the "Closing Dates."

          The Company agrees to have the International Securities available for inspection, checking and packaging by the International Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

          It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the International Underwriting Agreement.

          4.   Offering by International Underwriters.  It is understood that
               --------------------------------------
the several International Underwriters propose to offer the International Securities for sale to the public as set forth in the International Prospectus.

          5.   Agreements.  The Company agrees with the several International
               ----------
Underwriters and that:

               (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement without your prior consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectuses is otherwise required under Rule 424(b), the Company will cause the Prospectuses, properly completed, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly, after receiving notice or obtaining knowledge thereof, advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectuses shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectuses or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectuses would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or Prospectuses to comply with the Act or the rules thereunder, the Company promptly will (A) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment which will correct such statement or omission or effect such compliance and (B) supply any amended Prospectuses to you in such quantities as you may reasonably request.

               (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (iv) The Company will furnish to the Representatives and counsel for the International Underwriters, without charge, two signed copies of the Registration Statement (including exhibits thereto and documents incorporated therein by references) and to each other International Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by a International Underwriter or dealer may be required by the Act, as many copies of each of the International Preliminary Prospectus and the International Prospectus as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (v) The Company will cooperate with the Representatives and counsel for the Representatives in connection with endeavoring to obtain qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, and will pay the fee of the NASD, if any, in connection with its review of the offering; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

               (vi) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectuses, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

               (vii) The Company will not, [and the Company will not permit its directors and executive officers to,] for a period of [90] days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided however, that
                                                        -------- -------
     the Company may issue and sell Common Stock in connection with (i) acquisitions by the Company, including the Merger described in the Prospectuses, subject to certain limitations, (ii) any employee benefit or incentive plans of the Company, (iii) obligations of the Company before the date of the Prospectuses, and (iv) the offerings made pursuant to the Registration Statement.

          (b) Each International Underwriter agrees that (i) it is not purchasing any of the International Securities for the account of any non-United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the International Securities or distribute any International Prospectus to any person outside the United States or Canada, or to any non-United States or Canadian Person, and (iii) any dealer to whom it may sell any of the International Securities will represent that it is not purchasing for the account of any non-United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the International Securities outside the United States or Canada, or to any non-United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict
                     --------  -------
(A) purchases and sales between the International Underwriters on the one hand the International Underwriters on the other hand pursuant to the Agreement Between U.S. Underwriters and International Underwriters, (B) stabilization transactions contemplated under the Agreement Between U.S. Underwriters and International Underwriters, conducted through Salomon Brothers Inc (or through the Representatives and International Representatives) as part of the distribution of the Securities, and (C) sales to or through (or distributions of International Prospectuses or International Preliminary Prospectuses to) United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of any non-United States or Canadian Person.


          6.   Conditions to the Obligations of the International Underwriters.
               ---------------------------------------------------------------
The obligations of the International Underwriters to purchase the International Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the U.S. Prospectus is required pursuant to Rule 424(b), the U.S. Prospectus will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Willkie Farr & Gallagher, special counsel for the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and its Significant Subsidiaries (other than RealCom Office Communications) has been duly incorporated and is a validly existing corporation under the laws of Delaware, with full power and authority to own its respective businesses as described in the Prospectuses, and is duly qualified to do business as a foreign corporation under the laws of each jurisdiction in which the character of the business conducted or the location of the properties owned or leased by it make such qualifications necessary and in which the consequences of a failure to so qualify would have a material adverse effect on the properties or businesses of the Company and its subsidiaries taken as a whole;

               (ii) all the outstanding shares of capital stock of each Significant Subsidiary incorporated under the laws of the State of Delaware have been duly and validly authorized and are duly issued and are fully paid and nonassessable, and have not been issued and are not owned or held in violation of any statutory preemptive right of stockholders; to the knowledge of such counsel after due inquiry, such shares are not held in violation of any other preemptive right of stockholders and except (A) as otherwise set forth in the Registration Statement, and (B) pledges pursuant to the Company's credit facilities currently in effect or as may be required in the future, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company, directly or indirectly, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other material security interests, stockholders' agreements or voting trusts;

               (iii) the Securities being sold hereunder and under the U.S. Underwriting Agreement by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the International Underwriters as contemplated by this Agreement or by the U.S. Underwriters as contemplated by the U.S. Underwriting Agreement, will be validly issued, fully paid and nonassessable;

               (iv) the Company has the full corporate power and authority to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth herein, the Registration Statement and the Prospectuses, and the Securities have been duly and validly authorized and are duly issued and are fully paid and nonassessable, and have not been issued and are not owned or held in violation of any statutory preemptive right of stockholders; to the best knowledge of such counsel after due inquiry, such shares are not held in violation of any other preemptive right of stockholders;

               (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary of a character required to be described in the Registration Statement or the Prospectuses, or to be filed as an exhibit, which is not described or filed as required;

               (vi) to the best knowledge of such counsel, based solely upon a telephone conversation with staff of the Commission, the Registration Statement has become effective under the Act; any required filing of the Prospectuses, and any supplements thereto, have been made in the manner and within the time period required by the Act and the rules thereunder; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened;

               (vii) this Agreement and the U.S. Underwriting Agreement have been duly authorized and validly executed and delivered by the Company;

               (viii) to the best knowledge of such counsel, no consent, approval, authorization, license, certificate, permit or order of any court or governmental agency or body is required for the consummation of the transactions contemplated under the terms of this Agreement, except such as have been obtained under the Act and such as may be required by the Federal Communications Commission (the "FCC") or similar state regulatory authorities or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need not opine) in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained;

               (ix) neither the execution and delivery of this Agreement or the U.S. Underwriting Agreement, nor the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Company or the terms of any agreement filed as an exhibit to the Registration Statement, or any judgment, order or regulation known to such counsel to be applicable to the Company or any subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

               (x) except as disclosed in the Prospectuses, to the best knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

               (xi) the statements under "Description of MFS Capital Stock" and "Certain United States Tax Considerations for Non-United States Holders" (in the Prospectuses), insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents.

          Such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectuses and related matters were discussed, and, although such counsel has not independently verified and is not passing on the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses, no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement, on the Effective Date thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no opinion with respect to the financial statements and related notes, the financial statement schedules and other financial, statistical and accounting information and data included in the Registration Statement or Prospectuses.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Representatives, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (c) The Company shall have furnished to the Representatives the opinion of Swidler & Berlin Chartered, regulatory counsel of the Company, dated the Closing Date, to the effect that:

               (i) the Company and its subsidiaries have all licenses, permits and authorizations required by the FCC and the State Regulatory Agencies (as hereinafter defined) for the provision of telecommunications services by the Company and the

     Subsidiaries as such counsel understand those services to be provided based on the declaration of an executive officer of the Company attached to such opinion, where the failure to obtain or hold such license, permit or authority would have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (ii) to the best knowledge of such counsel, after reasonable inquiry, neither the Company nor any of the subsidiaries is subject to any pending or threatened proceeding, complaint or investigation before the FCC or any State Regulatory Agency based on any alleged violation by the Company or its subsidiaries in connection with the provision of or failure to provide telecommunications services, of a character required to be disclosed in the Registration Statement which is not disclosed in the Prospectuses;

               (iii) the statements in the Prospectuses under the headings "Risk Factors -- Regulation", "Risk Factors -- Potential Liability of On-Line Providers", "Business -- Recent Developments -- The Telecommunications Act of 1996" and "Business -- Government Regulation" fairly summarize the matters therein described;

               (iv) neither the execution and delivery of this Agreement and the International Underwriting Agreement, nor the issue and sale of the Securities contemplated hereby will conflict with or result in a violation of any order or regulation of the FCC or of the State Regulatory Agencies applicable to the Company or any of its subsidiaries, the conflict with or the violation of which would have a material adverse impact on the Company and its subsidiaries taken as a whole;

               (v) the Company and its subsidiaries have the consents, approvals, authorizations, licenses, certificates or permits required by the FCC and the State Regulatory Agencies, if any, for the consummation of the transactions contemplated herein, where the failure to obtain consents, approvals, authorizations, licenses, certificates or permits would have a material adverse effect on the Company and its subsidiaries taken as a whole;

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the District of Columbia, the Communication Act of 1934, as amended, decisions of the FCC and FCC rules and regulations, comparable state statutes governing telecommunications, the rules and regulations of comparable state regulatory agencies with direct regulatory jurisdiction over telecommunications matters in the states in which the Company and the subsidiaries provide intrastate services (each, a "State Regulatory Agency"), or the Federal laws of the United States, to the extent they deem proper, and as specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Representatives, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (d) The Representatives shall have received from Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Representatives, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The representations and warranties of the Company in this Agreement and the U.S. Underwriting Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (f) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

          (g) Since the date of the most recent financial statements included in the Prospectuses, there has been no Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

          (h) That subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible change, in the rating accorded any of the Company's securities by either of Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

          (i) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses and this Agreement and the U.S. Underwriting Agreement and to the effect of paragraphs (e) through (h) of this Section 6.

          (j) At the Execution Time and at the Closing Date, there shall not have been (A) any change or decrease specified in the letters referred to in paragraphs (k) and (l) of this Section 6, or (B) any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any subsidiary the effect of which, in any case referred to in clause (A) or (B) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectuses.

          (k) At the Execution Time and at the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

          (i) the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by us and included in the Prospectuses or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; to the extent applicable, we have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements, selected financial data, pro forma financial information, prospective financial statements, and/or condensed financial statements derived from audited financial statements of the Company for the periods specified herein, as indicated in our reports thereon, copies of which have been furnished to the Representatives;

          (ii) the unaudited summary and selected financial information with respect to the consolidated results of operations and financial position of the Company for the three most recent fiscal years (or such shorter period as applicable) included in the Prospectuses agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such period;

          (iii) on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its Subsidiaries, inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements included in the Prospectuses, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that:

                (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectuses do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectuses;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectuses and referred to in Clause B were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectuses;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date hereof, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectuses) or any increase in the consolidated long-term debt of the Company and its Subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectuses, except in each case for changes, increases or decreases which the Prospectuses discloses have occurred or may occur or which are described herein; and

               (F) for the period from the date of the latest financial statements included in the Prospectuses to the specified date referred to in clause (E) above there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectuses disclose, have occurred or may occur or which are described herein; and

          (v) in addition to the examination referred to in our report(s) included in the Prospectuses and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (B) and (D) above, we have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its Subsidiaries, which appear in the Prospectuses, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and the Subsidiaries and have found them to be in agreement.

          (l) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent certified public accountants with respect to UUNET Technologies, Inc. within the meaning of the Act and the applicable published rules and regulations thereunder and containing statements substantially similar to those described above in paragraph (k) of this Section 6.

          (m) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit B hereto from each director and executive officer of the Company addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a period of [90] days following the Execution Time without the prior written consent of the Representatives, other than shares of Common Stock disposed of as bona fide gifts.

          (n) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (o) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (p) The closing of the purchase of the International Securities to be issued and sold by the Company pursuant to the International Underwriting Agreement shall occur concurrently with the closing described herein.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the International Underwriters, this Agreement and all obligations of the International Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Willkie Farr & Gallagher, counsel for the Company, at 153 East 53rd Street, New York, New York, on the Closing Date.

          7.   Reimbursement of Underwriters' Expenses.  If the sale of the
               ---------------------------------------
Securities provided for herein is not consummated for any reason (other than a breach by the Underwriters of their obligations hereunder), the Company will reimburse the Underwriters severally, upon demand, for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the sale of the Securities provided for herein is not consummated because of a breach of an Underwriter or Underwriters of their obligations hereunder, the Company will reimburse the non-breaching Underwriters severally, upon demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the sale of the Securities provided for herein is consummated, the Underwriters will be responsible for all out-of-pocket expenses (other than for those relating to blue sky filings and filings in Canada or any Provinces thereof and with the NASD and related fees and disbursements of their counsel) that shall have been incurred by them in connection with the purchase and sale of the Securities.

          8.   Indemnification and Contribution.
               --------------------------------

     (a) The Company agrees to indemnify and hold harmless each International Underwriter and each person who controls any International Underwriter within the meaning of the Act against any and all losses, claims, expenses, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934 or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectuses (as amended if the company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, (i) the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any International Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any International Underwriter (or any person controlling such International Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectuses (as so amended). This indemnity agreement is in addition to any liability which the Company may otherwise have.

     (b) Each of the International Underwriters severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to each International Underwriter, but only with reference to written information relating to such International Underwriter furnished to the Company by or on behalf of such International Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any International Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided,
                                                                     --------
however, that if the defendants in any such action include both the indemnified
- -------
party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the International Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the "Losses") to which the Company and one or more of the International Underwriters may be subject in such proportion so that the International Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company is responsible for the balance; provided, however, that (y) in no case shall any
                                --------  -------
International Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such International Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If the allocation provided by the immediately proceeding sentence is unavailable for any reason, the Company and the International Underwriters shall contribute in such proportion as is appropriate to reflect not only the relative benefits referred to in the prior sentence, but also the relative fault of the Company and of the International Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. For purposes of this
Section 8, each person who controls an International Underwriter within the meaning of the Act shall have the same rights to contribution as such International Underwriter, and each person who controls the Company within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and
(z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          9.   Default by an Underwriter.  If any one or more Underwriters shall
               -------------------------
fail to purchase and pay for any of the International Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the
                               --------  -------
aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Representatives, by notice given to the Company prior to a Closing Date if prior to such time (i) trading in the Securities shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Manager, impracticable to market the Offered Securities, or (iv) there shall have been any decrease in the rating of any of the Company's debt securities or preferred stock by any "Nationally Recognized Statistical Rating Organization" (as defined for purposes of Rule 436(g) under the Act) or any written or public notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          11.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers International Limited, Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB England; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 11808 Miracle Hills Drive, Omaha, Nebraska 68131, Attention: General Counsel.

          13.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York.

          15.  Counterparts.  This Agreement may be signed in one or more
               ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                              Very truly yours,


                              MFS Communications Company, Inc.,


                              By:
                                    ---------------------------------
                                    Name:
                                    Title:



The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.


Salomon Brothers International Limited
Goldman Sachs International
Bear, Stearns International Limited
Smith Barney Inc.
UBS Limited

By:  Salomon Brothers International Limited



By:
   ------------------------------------------
   Name:
   Title:


For themselves and the other
several International Underwriters named in Schedule I to the foregoing
Underwriting Agreement.

                                  SCHEDULE I

                       MFS COMMUNICATIONS COMPANY, INC.


                                          International    Number of Shares
                                          Underwriters     to be Purchased
                                          -------------    ----------------
Salomon Brothers International Limited
Goldman Sachs International
Bear, Stearns International Limited
Smith Barney Inc.
UBS Limited




















Total.....................................................      5,600,000
                                                                =========

                                                                       EXHIBIT A


                       MFS COMMUNICATIONS COMPANY, INC.

                           SIGNIFICANT SUBSIDIARIES
                           ------------------------

Name                                Jurisdiction in
- ----                                which Organized
                                    ---------------
MFS Datanet, Inc.                   Delaware
MFS Intelenet, Inc.                 Delaware
MFS International, Inc.             Delaware
MFS Network Technologies, Inc.      Delaware
MFS Telecom, Inc.                   Delaware
Realcom Office Communications       Georgia
[Other]

                                   Exhibit B


                                                               ___________, 1996



Salomon Brothers International Limited
Goldman Sachs International
Bear, Stearns International Limited
Smith Barney Inc.
UBS Limited
As Representatives of the several
 Underwriters,
c/o Salomon Brothers International Limited
Victoria Plaza
111 Buckingham Palace Road
London SW1W OSB ENGLAND


Ladies and Gentlemen:

  The undersigned understands that MFS Communications Company, Inc., a Delaware corporation (the "Company"), proposes to sell shares of its common stock, par value $.01 per share (the "Common Stock"), in a public offering (the "Offering") to be underwritten by you (the "International Representatives") as representatives of the several International Underwriters and Salomon Brothers Inc, Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Smith Barney Inc. and UBS Securities LLC (the "U.S. Representatives," and, together with the International Representatives, the "Representatives") as representatives of the several U.S. Underwriters (the U.S. Underwriters, together with the International Underwriters, the "Underwriters").

  The Representatives have indicated, on behalf of the Underwriters, that the prospect of public sales of a significant amount of the outstanding shares of Common Stock during the several months after the Offering would be detrimental to their underwriting effort and could affect the market for the Common Stock, and therefore have requested that the undersigned agree not to sell any shares of Common Stock prior to 90 days after the date the agreements between the Underwriters and the Company in respect of the sale of the Company's Common Stock to the Underwriters (the "Underwriting Agreements") are executed and delivered (the "Execution Time").

  The undersigned recognizes that it is in the best financial interest of the undersigned, as a beneficial owner of Common Stock of the Company, that the Company complete the proposed Offering.

  Therefore, in consideration for the execution of the Underwriting Agreements by the Underwriters, and for other good and valuable consideration, the undersigned hereby agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, share of Common Stock for a period of 90 days following the Execution Time without the prior written consent of Salomon Brothers inc on behalf of the Representatives, other than shares of Common Stock disposed in connection with (i) acquisitions by the Company, including the proposed merger with UUNET Technologies, Inc. described in the prospectuses relating to the Offering, subject to certain limitations, (ii) any employee benefit or incentive plans of the Company, (iii) obligations of the Company existing before the date of the prospectuses relating to the Offering, and (iv) the Offering.

  The undersigned further agrees that the provisions of this agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

disposed of as bona fide gifts.

  The undersigned further agrees that the provisions of this agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.


                                    Very truly yours,



                                   By:
                                        -------------------------------------
                                        Signature


                                        -------------------------------------
                                        Printed Name